Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2020 (Unaudited)

	Principal Amount	Value (a)
Senior Loans 27.1% (b)(c)(d)
Aerospace & Defense 0.7%
Dynasty Acquisition Co., Inc., 1st Lien Term Loan, 04/06/2026 (e)	$1,625,874	$1,429,615
Dynasty Acquisition Co., Inc., 1st Lien Term Loan, 04/06/2026 (e)	874,126	768,610
JetBlue Airways Corp., 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 06/17/2024	39,991	39,791
		2,238,016
Banking, Finance, Insurance & Real Estate 3.1%
Asurion, LLC, 2nd Lien Term Loan, 1M LIBOR + 6.50%, 6.65%, 08/04/2025	5,226,987	5,228,084
Brookfield Property REIT, Inc., 1st Lien Term Loan, 1M LIBOR + 3.00%, 3.15%, 08/28/2023 (f)	2,250,000	1,928,250
Dedalus Finance GmbH, 1st Lien Term Loan, (Germany), 08/16/2027 (e)	€750,000	872,408
Hestia Holding, Facility 1st Lien Term Loan, (France), 06/18/2027 (e)	€2,250,000	2,623,816
		10,652,558
Chemicals, Plastics & Rubber 0.6%
DCG Acquisition Corp., 1st Lien Term Loan, 1M LIBOR + 4.50%, 4.65%, 09/30/2026	2,118,390	2,038,951

Construction & Building 2.0%
LSF11 Skyscraper HoldCo SARL, 1st Lien Term Loan, (Luxembourg), 07/10/2027 (e)	€2,415,714	2,800,386
Tutor Perini Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 08/18/2027	4,041,284	3,980,665
		6,781,051
Consumer goods: Durable 2.9%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 12/13/2023 (f)	1,985,000	1,955,225
Big Ass Fans, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 05/21/2024 (f)	2,493,526	2,294,044
Kronos Acquisition Intermediate, Inc., 1st Lien Term Loan, 3M LIBOR + 4.00%, 5.00%, 05/15/2023	1,497,419	1,485,859
MI Windows and Doors, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.50%, 11/06/2026 (e)	3,950,577	3,950,577
		9,685,705
Energy: Oil & Gas 0.8%
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.00%, 09/27/2024 (f)	2,992,366	2,741,756

Healthcare & Pharmaceuticals 3.9%
Albany Molecular Research, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 8.00%, 08/30/2025	1,000,000	983,330
Albany Molecular Research, Inc., 1st Lien Term Loan, 3M LIBOR + 3.25%, 4.25%, 08/30/2024	1,742,944	1,716,434
Bio Lam LCD, 1st Lien Term Loan, (France), 04/25/2026 (e)	€2,400,000	2,754,801
Cambrex Corp., 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.00%, 12/04/2026 (f)	3,970,000	3,979,925
Sotera Health Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.50%, 12/11/2026	3,980,000	3,960,100
		13,394,590
High Tech Industries 6.1%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 8.00%, 09/19/2025 (e)	3,750,000	3,789,075
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 07/31/2028	1,252,354	1,283,663
eResearch Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/04/2027	3,077,127	3,061,095
Huskies Parent, Inc., 1st Lien Term Loan, 1M LIBOR + 4.00%, 4.15%, 07/31/2026	2,029,707	2,017,021
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 7.75%, 07/07/2025	1,750,000	1,737,610
Informatica, LLC, 2nd Lien Term Loan, 7.13%, 02/25/2025	1,455,878	1,476,508
MA FinanceCo., LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 06/05/2025	1,660,000	1,648,928
Netsmart, Inc., 1st Lien Term Loan, 09/29/2027 (e)	2,254,182	2,243,475
Sophia, LP, 1st Lien Term Loan, 09/23/2027 (e)	3,401,549	3,376,888
		20,634,263
Hotel, Gaming & Leisure 0.7%
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.00%, 03/08/2024	2,493,750	2,456,344

Services: Business 1.2%
Boels Topholding B.V., 1st Lien Term Loan, (Netherlands), 1M EURIBOR + 4.00%, 4.00%, 01/14/2027	€2,205,882	2,509,753
Casmar Holdings, Ltd., 1st Lien Term Loan, (Australia), 3M LIBOR + 4.50%, 5.50%, 12/20/2023	1,991,340	1,617,963
		4,127,716

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2020 (Unaudited)

	Principal Amount	Value (a)
Senior Loans 27.1% (b)(c)(d) (continued)
Services: Consumer 3.4%
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 09/26/2025 (e)	$3,500,000	$3,371,655
Gems Menasas Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.00%, 07/31/2026	2,853,938	2,763,554
Learning Care Group (U.S.) No. 2, Inc., 1st Lien Term Loan, 6M LIBOR + 3.25%, 4.25%, 03/13/2025	1,989,796	1,804,506
St. George's University Scholastic Services, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.40%, 07/17/2025 (f)	3,541,619	3,461,932
		11,401,647
Transportation: Consumer 1.3%
Mileage Plus Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.25%, 06/21/2027	1,452,327	1,474,925
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027	3,000,000	3,019,830
		4,494,755
Utilities: Electric 0.4%
PG&E Corp., 1st Lien Term Loan, 3M LIBOR + 4.50%, 5.50%, 06/23/2025	1,496,250	1,463,826

Total Senior Loans (Cost: $91,570,587)		92,111,178

Corporate Bonds 70.9%
Aerospace & Defense 2.1%
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	3,225,000
TransDigm, Inc., 8.00%, 12/15/2025 (b)	3,500,000	3,806,250
		7,031,250
Automotive 3.1%
Clarios Global, LP, (Canada), 6.75%, 05/15/2025 (b)	668,000	703,070
Clarios US Finance Co., 8.50%, 05/15/2027 (b)	1,375,000	1,419,688
Ford Motor Co., 8.50%, 04/21/2023	1,920,000	2,092,800
Ford Motor Co., 9.00%, 04/22/2025	1,625,000	1,863,079
Meritor, Inc., 6.25%, 06/01/2025 (b)	2,500,000	2,612,500
Navistar International Corp., 9.50%, 05/01/2025 (b)	1,750,000	1,971,847
		10,662,984
Banking, Finance, Insurance & Real Estate 2.7%
Acrisure, LLC, 8.13%, 02/15/2024 (b)	750,000	785,625
Brookfield Property REIT, Inc., 5.75%, 05/15/2026 (b)	1,225,000	965,386
NFP Corp., 7.00%, 05/15/2025 (b)	1,366,000	1,447,960
NMI Holdings, Inc., 7.38%, 06/01/2025 (b)	1,140,000	1,218,375
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (b)	4,500,000	4,927,500
		9,344,846
Beverage, Food & Tobacco 2.7%
Albertsons Cos., Inc., 7.50%, 03/15/2026 (b)	1,500,000	1,645,560
Chobani, LLC, 7.50%, 04/15/2025 (b)	1,000,000	1,033,770
IRB Holding Corp., 7.00%, 06/15/2025 (b)	3,742,000	3,989,907
JBS USA LUX SA, 6.75%, 02/15/2028 (b)	2,500,000	2,718,550
		9,387,787
Capital Equipment 1.2%
Vertical Holdco GmbH, (Germany), 6.63%, 07/15/2028	€1,000,000	1,219,115
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028 (b)	2,000,000	2,113,750
Vertical U.S. Newco, Inc., 5.25%, 07/15/2027 (b)	667,000	693,190
		4,026,055
Chemicals, Plastics & Rubber 5.0%
Aruba Investments, Inc., 8.75%, 02/15/2023 (b)	5,000,000	5,050,000
Blue Cube Spinco, LLC, 9.75%, 10/15/2023	4,750,000	4,898,437
Kraton Polymers, LLC, 7.00%, 04/15/2025 (b)	2,500,000	2,550,000
Trident TPI Holdings, Inc., 9.25%, 08/01/2024 (b)	2,500,000	2,653,875

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2020 (Unaudited)

	Principal Amount	Value (a)
Corporate Bonds 70.9% (continued)
Tronox, Inc., 6.50%, 05/01/2025 (b)	$1,747,000	$1,821,248
		16,973,560
Construction & Building 4.9%
Forterra Finance, LLC, 6.50%, 07/15/2025 (b)	3,000,000	3,169,650
PowerTeam Services, LLC, 9.03%, 12/04/2025 (b)	5,885,000	6,201,319
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026 (b)	5,500,000	5,596,250
SRS Distribution, Inc., 8.25%, 07/01/2026 (b)	1,750,000	1,868,125
		16,835,344
Consumer goods: Durable 2.0%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025 (b)	2,500,000	2,637,500
Core & Main Holdings, LP, 8.63%, 09/15/2024 (b)	2,500,000	2,518,750
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (b)	1,750,000	1,774,063
		6,930,313
Consumer goods: Non-Durable 1.9%
Adient U.S., LLC, 9.00%, 04/15/2025 (b)	1,175,000	1,295,437
Iceland Bondco, PLC, (Great Britain), 4.63%, 03/15/2025 (b)	£1,000,000	1,219,058
Iceland Bondco, PLC, (Great Britain), 6.75%, 07/15/2024 (b)	£3,000,000	3,877,070
		6,391,565
Containers, Packaging & Glass 2.3%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	5,160,187
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (b)	1,750,000	1,920,625
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (b)	672,000	727,860
		7,808,672
Energy: Electricity 0.7%
Enviva Partners, LP, 6.50%, 01/15/2026 (b)	2,140,000	2,255,025

Energy: Oil & Gas 6.4%
EQT Corp., 7.00%, 02/01/2030	4,000,000	4,720,000
EQT Midstream Partners, LP, 6.00%, 07/01/2025 (b)	1,250,000	1,289,063
EQT Midstream Partners, LP, 6.50%, 07/01/2027 (b)	1,250,000	1,325,025
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	3,000,000	2,602,500
Laredo Petroleum, Inc., 9.50%, 01/15/2025	2,500,000	1,489,800
Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,250,000	737,500
Occidental Petroleum Corp., 6.38%, 09/01/2028	1,500,000	1,388,550
Occidental Petroleum Corp., 6.63%, 09/01/2030	1,000,000	922,500
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025 (b)	1,511,000	1,517,120
Williams Cos., Inc., 8.75%, 03/15/2032	4,000,000	5,701,591
		21,693,649
Environmental Industries 1.7%
Covanta Holding Corp., 5.88%, 07/01/2025	1,000,000	1,033,750
Covanta Holding Corp., 6.00%, 01/01/2027	925,000	962,000
GFL Environmental, Inc., (Canada), 8.50%, 05/01/2027 (b)	3,500,000	3,797,500
		5,793,250
Forest Products & Paper 1.1%
Intelligent Packaging, Ltd. Finco, Inc., (Canada), 6.00%, 09/15/2028 (b)	3,570,000	3,620,159

Healthcare & Pharmaceuticals 2.4%
Bausch Health Cos., Inc., (Canada), 7.00%, 03/15/2024 (b)	2,250,000	2,328,750
HCA, Inc., 7.69%, 06/15/2025	3,500,000	4,182,500
RegionalCare Hospital Partners Holdings, Inc., 9.75%, 12/01/2026 (b)	1,633,000	1,735,062
		8,246,312

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2020 (Unaudited)

	Principal Amount	Value (a)
Corporate Bonds 70.9% (continued)
High Tech Industries 6.3%
Dell International, LLC, 6.02%, 06/15/2026 (b)	$2,350,000	$2,759,322
Dell International, LLC, 6.10%, 07/15/2027 (b)	1,500,000	1,778,654
Diebold Nixdorf Dutch Holding B.V., (Netherlands), 9.00%, 07/15/2025	€1,700,000	2,047,028
Diebold Nixdorf, Inc., 9.38%, 07/15/2025 (b)	2,427,000	2,560,485
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (b)	4,000,000	4,236,000
Sophia, LP, 9.00%, 09/30/2023 (b)	3,500,000	3,502,100
SSL Robotics, LLC, 9.75%, 12/31/2023 (b)	1,125,000	1,239,165
Uber Technologies, Inc., 7.50%, 05/15/2025 (b)	3,000,000	3,196,770
		21,319,524
Hotel, Gaming & Leisure 2.2%
Caesars Entertainment, Inc., 6.25%, 07/01/2025 (b)	2,500,000	2,613,112
Caesars Entertainment, Inc., 8.13%, 07/01/2027 (b)	1,275,000	1,351,500
MGM Resorts International, 6.75%, 05/01/2025	3,000,000	3,144,090
MGM Resorts International, 7.75%, 03/15/2022	500,000	527,025
		7,635,727
Media: Broadcasting & Subscription 6.2%
Belo Corp., 7.25%, 09/15/2027	6,000,000	6,630,000
CSC Holdings, LLC, 7.50%, 04/01/2028 (b)	1,750,000	1,931,213
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026 (b)	1,316,000	1,217,300
Diamond Sports Group, LLC, 6.63%, 08/15/2027 (b)	2,306,000	1,200,561
Gray Television, Inc., 7.00%, 05/15/2027 (b)	2,000,000	2,168,275
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	5,500,000	5,706,250
Quebecor Media, Inc., (Canada), 5.75%, 01/15/2023	2,000,000	2,145,000
		20,998,599
Metals & Mining 0.7%
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027 (b)(g)	2,500,000	2,409,375

Retail 3.9%
Burlington Coat Factory Warehouse Corp., 6.25%, 04/15/2025 (b)	1,778,000	1,871,345
L Brands, Inc., 5.63%, 02/15/2022	350,000	364,350
L Brands, Inc., 6.63%, 10/01/2030 (b)	1,000,000	1,017,500
L Brands, Inc., 6.88%, 07/01/2025 (b)	1,250,000	1,350,000
L Brands, Inc., 9.38%, 07/01/2025 (b)	2,000,000	2,295,000
PetSmart, Inc., 7.13%, 03/15/2023 (b)	3,500,000	3,530,625
Rite Aid Corp., 7.50%, 07/01/2025 (b)	1,500,000	1,477,500
Rite Aid Corp., 8.00%, 11/15/2026 (b)	1,250,000	1,248,437
		13,154,757
Services: Business 1.5%
Sabre GLBL, Inc., 7.38%, 09/01/2025 (b)	1,860,000	1,878,600
Solera, LLC, 10.50%, 03/01/2024 (b)	3,000,000	3,135,000
		5,013,600
Services: Consumer 0.9%
Dole Food Co., Inc., 7.25%, 06/15/2025 (b)	2,250,000	2,238,750
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026 (b)	1,000,000	990,000
		3,228,750
Telecommunications 4.8%
Altice Financing S.A., (Luxembourg), 7.50%, 05/15/2026 (b)	500,000	529,265
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027 (b)	1,000,000	1,111,250
Altice France S.A., (France), 7.38%, 05/01/2026 (b)	3,235,000	3,389,956
Altice France S.A., (France), 8.13%, 02/01/2027 (b)	769,000	838,210
Embarq Corp., 8.00%, 06/01/2036	4,444,000	5,256,474
Qwest Corp., 6.75%, 12/01/2021	1,750,000	1,848,088

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2020 (Unaudited)

	Principal Amount	Value (a)
Corporate Bonds 70.9% (continued)
Sprint Corp., 7.63%, 03/01/2026	$1,425,000	$1,721,949
T-Mobile USA, Inc., 6.50%, 01/15/2026	1,500,000	1,567,500
		16,262,692
Transportation: Cargo 1.4%
Watco Cos., LLC, 6.50%, 06/15/2027 (b)	2,000,000	2,046,250
XPO Logistics, Inc., 6.75%, 08/15/2024 (b)	2,500,000	2,648,000
		4,694,250
Transportation: Consumer 0.3%
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027 (b)	1,053,000	1,096,436

Utilities: Electric 2.5%
NRG Energy, Inc., 7.25%, 05/15/2026	5,500,000	5,853,485
NSG Holdings, LLC, 7.75%, 12/15/2025 (b)	2,503,568	2,653,782
		8,507,267
Total Corporate Bonds (Cost: $234,110,960)		241,321,748

Collateralized Loan Obligations 42.0% (b)(f)
Collateralized Loan Obligations - Debt 28.2% (d)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 6.07%, 04/30/2031	2,000,000	1,678,436
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 8.22%, 04/30/2031	500,000	347,577
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.60%, 07/25/2029	1,250,000	1,105,749
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 5.75%, 04/25/2031	3,000,000	2,586,819
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 8.97%, 07/16/2031	850,000	662,816
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.30%, 11/27/2031	1,550,000	772,706
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 8.47%, 04/18/2033	3,000,000	2,999,337
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 7.32%, 01/15/2029	2,000,000	1,635,628
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 6.03%, 07/15/2031	750,000	638,963
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 6.27%, 04/20/2031	3,000,000	2,376,963
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 6.77%, 10/17/2029	1,615,385	1,432,821
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.62%, 10/17/2030	2,000,000	1,750,072
CIFC Funding, Ltd. 2015-2A, (Cayman Islands), 3M LIBOR + 6.81%, 7.09%, 04/15/2030	1,500,000	1,392,450
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.61%, 10/23/2031	2,000,000	1,488,820
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.62%, 04/20/2030	3,875,000	2,858,088
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.18%, 04/15/2031	5,000,000	3,412,495
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 5.82%, 04/15/2029	2,000,000	1,734,410
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 6.03%, 08/15/2031	3,000,000	2,642,166
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 6.13%, 10/15/2030	3,000,000	2,636,028
Dryden 68 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.75%, 7.03%, 07/15/2032	1,250,000	1,189,597
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.07%, 04/20/2031	1,500,000	1,447,843
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 8.52%, 10/20/2029	2,250,000	1,535,184
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 7.61%, 01/28/2030	2,000,000	1,430,136
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 6.01%, 07/22/2031	1,200,000	933,042
INGIM, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.17%, 10/18/2031	2,750,000	2,323,013
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 6.28%, 10/15/2031	3,750,000	2,987,869
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.32%, 10/20/2029	3,000,000	2,404,401
LCM XXX, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 7.22%, 04/20/2031	1,200,000	1,135,085
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 8.03%, 10/22/2030	2,500,000	1,892,160
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.77%, 07/29/2030	1,500,000	1,348,758
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 7.36%, 01/22/2031	3,000,000	2,901,861
Mariner CLO, LLC 2019 1A, (Cayman Islands), 3M LIBOR + 6.89%, 7.16%, 04/30/2032	1,000,000	964,311
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 6.04%, 06/15/2031	2,000,000	1,401,274
Oaktree CLO, Ltd. 2014-1, (Cayman Islands), 3M LIBOR + 6.30%, 6.55%, 05/13/2029	5,187,852	3,103,420
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 7.05%, 04/15/2031	2,000,000	1,531,990
Oaktree CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.23%, 7.50%, 10/20/2032	1,500,000	1,430,094
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 7.75%, 11/20/2027	2,850,000	2,622,097
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.17%, 01/20/2032	2,750,000	2,242,119

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2020 (Unaudited)

	Principal Amount	Value (a)
Collateralized Loan Obligations 42.0% (b)(f) (continued)
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 5.71%, 07/23/2030	$1,500,000	$1,296,874
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 7.27%, 10/30/2030	2,750,000	2,401,789
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.67%, 07/20/2030	1,000,000	854,516
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 9.10%, 05/21/2029	3,000,000	1,874,562
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 5.75%, 6.00%, 06/15/2031	3,000,000	2,079,819
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.60%, 6.87%, 01/29/2032	3,000,000	2,863,131
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 6.73%, 07/15/2030	2,100,000	1,835,221
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 6.99%, 10/20/2028	700,000	560,983
Venture XXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 7.07%, 01/20/2029	1,000,000	712,057
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.62%, 07/20/2030	2,025,000	1,517,505
Venture XXVIII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 6.43%, 10/20/2029	4,000,000	2,820,116
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.19%, 04/20/2032	2,000,000	1,682,512
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 6.46%, 10/20/2031	3,000,000	2,380,932
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 6.47%, 10/20/2031	3,000,000	2,470,446
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 7.02%, 10/20/2029	2,000,000	1,717,144
		96,044,205
Collateralized Loan Obligations - Equity 13.8%
AIMCO CLO XI, Ltd., (Cayman Islands), 10.79%, 10/15/2031	1,881,020	1,658,497
Allegro CLO V, Ltd. 2017-1A, (Cayman Islands), 10/16/2030	2,000,000	1,011,930
Allegro CLO VII, Ltd. 2018-2A, (Cayman Islands), 4.42%, 07/15/2031	3,500,000	2,148,041
AMMC CLO XXI, Ltd., (Cayman Islands), 11/02/2030	500,000	276,758
Atlas Senior Loan Fund I, Ltd., (Cayman Islands), 11/17/2027	1,800,000	267,485
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 10.79%, 07/21/2031	1,250,000	1,254,241
Bardot CLO, Ltd., (Cayman Islands), 10.79%, 10/22/2032	500,000	419,566
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 4.22%, 04/15/2032	1,000,000	671,741
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 9.34%, 01/15/2031	1,259,000	425,717
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 07/20/2029	1,750,000	519,145
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 10/15/2030	3,222,500	1,844,282
Cedar Funding CLO IV, Ltd., (Cayman Islands), 11.68%, 07/23/2030	2,500,000	1,285,743
Cedar Funding CLO V, Ltd., (Cayman Islands), 07/17/2031	2,546,000	1,837,362
Cedar Funding CLO VI, Ltd., (Cayman Islands), 7.36%, 10/20/2028	2,000,000	1,224,304
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 10/17/2030	2,000,000	1,043,386
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 10.79%, 01/15/2032	375,000	271,800
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 10.79%, 10/20/2031	1,750,000	1,526,875
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 01/20/2030	2,000,000	1,153,086
Dryden 57 Senior Loan Fund, (Cayman Islands), 11.13%, 05/15/2031	573,500	438,705
Eaton Vance CLO 2018-1, Ltd., (Cayman Islands), 26.66%, 10/15/2030	2,430,000	1,740,232
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 06/25/2029	1,750,000	580,706
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 17.63%, 07/22/2031	3,500,000	2,664,644
LCM XIII, LP, (Cayman Islands), 07/19/2027	2,175,000	379,979
LCM XV, LP, (Cayman Islands), 3.99%, 07/20/2030	5,875,000	1,289,510
LCM XXIII, LP, (Cayman Islands), 1.47%, 10/20/2029	3,100,000	871,345
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000,000	454,308
Madison Park Funding XXXI, Ltd., (Cayman Islands), 13.12%, 01/23/2048	2,000,000	1,578,534
Madison Park Funding XXXII, Ltd., (Cayman Islands), 10.79%, 01/22/2048	2,000,000	1,383,628
Magnetite XXVIII, Ltd., (Cayman Islands), 10.79%, 10/25/2031	2,500,000	2,175,000
Mariner CLO, Ltd. 2018-5A, (Cayman Islands), 7.19%, 04/25/2031	2,567,500	1,699,136
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000,000	1,049,076
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 2.70%, 10/20/2030	4,250,000	2,598,386
OHA Credit Partners VII, Ltd., (Cayman Islands), 2.66%, 11/20/2027	2,000,000	597,806
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 10.79%, 01/20/2033	3,250,000	2,365,967
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 11/22/2030	2,440,000	1,127,141
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 01/20/2031	1,750,000	983,677
Venture XXX CLO, Ltd., (Cayman Islands), 2.84%, 01/15/2031	2,100,000	1,180,960
Vibrant CLO VI, Ltd., (Cayman Islands), 06/20/2029	1,500,000	518,946
Voya CLO, Ltd. 2017-2, (Cayman Islands), 5.65%, 06/07/2030	1,000,000	447,696

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2020 (Unaudited)

	Principal Amount	Value (a)
Collateralized Loan Obligations 42.0% (b)(f) (continued)
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 10.87%, 01/20/2032	$3,000,000	$2,042,736
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500,000	19,591
		47,027,668
Total Collateralized Loan Obligations (Cost: $179,463,396)		143,071,873

	Shares
Common Stock 0.0% (b)(f)(h)(i)
Energy: Oil & Gas 0.0%
TE Holdcorp, LLC, Class A Common Equity	145,457	—

Total Common Stocks (Cost: $5,396,473)		—

Preferred Stocks 0.0% (b)(f)(h)(i)
Energy: Oil & Gas 0.0%
TE Holdcorp, LLC, Class A Preferred Equity	254,588	—

Total Preferred Stocks (Cost: $2,210,246)		—

Warrants 0.0% (b)(f)(h)(i)
Media: Advertising, Printing & Publishing 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—

Total Warrants (Cost: $3,922,355)		—

Total Investments - 140.0% (Cost: $516,674,017)		476,504,799
Liabilities in Excess of Other Assets - (40.0%)		(136,084,475)

Net Assets - 100.0%		340,420,324

Footnotes:
(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and principal amounts are shown in U.S. Dollars unless otherwise noted.
(b)

All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Common Stock, Preferred Stocks, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of September 30, 2020 represented 116.8% of the Fund's net assets or 71.9% of the Fund's total assets, are subject to legal restrictions on sales.

(c)	Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR”) or an alternate base rate such as the Euro Interbank Offered Rate (“EURIBOR”) at the borrower’s option. Stated interest rates in this schedule represent the “all-in” rate as of September 30, 2020.
(d)	Variable rate coupon rate shown as of September 30, 2020.
(e)	This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).
(g)	When-Issued or delayed delivery security based on typical market settlement convention for such security.
(h)	Security valued at fair value using methods determined in good faith by or under the direction of the board of trustees.
(i)	Non-income producing security as of September 30, 2020.

As of September 30, 2020, the aggregate cost of securities for Federal income tax purposes was $517,083,112.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$12,474,677
Gross unrealized depreciation	(53,052,990)
Net unrealized depreciation	$(40,578,313)

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments
September 30, 2020

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company, under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying Schedule of investments has been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the Schedule of investments. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments and recorded as interest income. All interest for the period ended September 30, 2020 was recorded as cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, and amortization of premiums.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2020

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2020

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of September 30, 2020, there were no unfunded loan commitments.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets it evaluates in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2020

Senior loans and corporate debts: The fair value of senior loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common Stocks and warrants: The fair value of common stocks and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of September 30, 2020 in valuing the Fund's investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	$—	$75,750,046	$16,361,132	$92,111,178
Corporate Bonds	—	241,321,748	—	241,321,748
Collateralized Loan Obligations	—	—	143,071,873	143,071,873
Common Stocks	—	—	—	—
Preferred Stocks	—	—	—	—
Warrants	—	—	—	—
Total Investments	$—	$317,071,794	$159,433,005	$476,504,799

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended September 30, 2020:

	Senior Loans	Collateralized Loan Obligations	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2019	$15,596,819	$179,580,301	$—	$—	$—	$195,177,120
Purchases(a)	5,739,674	18,071,977	—	—	—	23,811,651
Sales and principal redemptions	(11,154,664)	(24,877,501)	—	—	—	(36,032,165)
Net realized and unrealized gains (losses)	(1,183,117)	(29,893,992)	—	—	—	(31,077,109)
Accrued discounts/(premiums)	26,087	191,088	—	—	—	217,175
Transfers in to Level 3	12,138,838	—	—	—	—	12,138,838
Transfers out of Level 3	(4,802,505)	—	—	—	—	(4,802,505)
Balance as of September 30, 2020	$16,361,132	$143,071,873	$—	$—	$—	$159,433,005
Net change in unrealized appreciation/(depreciation) from investments held at September 30, 2020	$(105,752)	$(25,646,698)	$—	$—	$—	$(25,752,450)

(a) Purchases include PIK interest and securities received from restructure.

Ares Dynamic Credit Allocation Fund, Inc.
Notes to Schedule of Investments (continued)
September 30, 2020

Investments were transferred into and out of Level 3 and out of and into Level 2 during the period ended September 30, 2020 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The valuation techniques used by the Adviser to measure fair value as of September 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

Type	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
Senior Loans	$16,361,132	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	140,097,154	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	2,974,719	Other	Recent Transaction Price	0.87 - 0.97	0.92
Common Stocks	-	Enterprise Value Analysis — Adjusted NAV	IOI	N/A	N/A
Preferred Stocks	-	Enterprise Value Analysis — Adjusted NAV	IOI	N/A	N/A
Warrants	-	Enterprise Value Analysis — Adjusted NAV	EBITA	10x	10x
Total Level 3 Investments	$159,433,005